UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 19, 2007
CORNERWORLD CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-128614	98-0434357

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
12222 Merit Drive Suite 120
Dallas, Texas 75251
(Address of principal executive offices) (zip code)
(469) 828-4277
(Registrant’s telephone number, including area code)
Copies to:
Richard A. Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation
Item 9.01 Financial Statements and Exhibits
SIGNATURES
8.25% Secured Promissory Note
Letter Agreement
Purchase Agreement
Security Agreement

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation
On October 19, 2007, CornerWorld, Inc., a wholly-owned subsidiary of CornerWorld Corporation (respectively, the “Subsidiary” and the “Company”) entered into an agreement with Dynasty Capital LLC pursuant to which the Company agreed to permit Dynasty to sell, for a period of 90 days ending on January 17, 2008, an aggregate of 800,000 shares (the “Shares”) of the Company’s common stock to an unaffiliated third party, which Shares are currently being held in escrow in accordance with the terms of the Share Exchange Agreement (the “Agreement”) originally entered into with the Company’s Subsidiary on May 11, 2007 in order to satisfy the purchase price (the “Obligation”) that was payable in connection with the transactions contemplated by the Agreement. The Agreement further provided that upon completion of the sale of the Shares and the satisfaction of the Obligation, Dynasty will loan the Subsidiary the excess proceeds that Dynasty receives above the Obligation.
The Subsidiary and Dynasty also entered into a Purchase Agreement with respect to the funds to be provided to, and the secured promissory note (the “Note”), to be issued by, the Subsidiary. The Note is in the principal amount of $626,000, matures on October 19, 2009, and bears interest at a rate of 8.25 percent per annum. The Purchase Agreement further requires the Subsidiary to repay certain advances on the Note in installments on or before December 19, 2007. Finally, the Subsidiary’s obligations under the Note are secured by a security interest in certain assets of the Subsidiary, pursuant to a Security Agreement entered into by and between the Subsidiary and Dynasty dated October 19, 2007.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit Number	Description

10.1	8.25% Secured Promissory Note dated as of October 22, 2007 by and between CornerWorld, Inc. and Dynasty Capital LLC

10.2	Letter Agreement dated as of October 19, 2007 by and between Cornerworld Corporation and Dynasty Capital LLC

10.3	Purchase Agreement dated as of October 19, 2007 by and between CornerWorld, Inc. and Dynasty Capital LLC

10.4	Security Agreement dated as of October 19, 2007 by and between CornerWorld, Inc. and Dynasty Capital LLC

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERWORLD CORPORATION
Date: November 6, 2007	By:	/s/ Scott Beck
		Name:	Scott Beck
		Title:	President